OPTIMUM FUND TRUST

Optimum Small-Mid Cap Value Fund (the “Fund”)

Supplement to the Fund’s Statement of Additional Information
 dated July 29, 2015

The following information replaces the section of the Fund's Statement of Additional Information entitled "Portfolio Managers – A. Other Accounts Managed – Optimum Small-Mid Cap Value Fund – Westwood”:

Optimum Small-Mid Cap Value Fund:
	No. of Accounts	Total Assets Managed	No. Of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
Westwood1
Tom Lieu
Registered Investment Companies	1	$490.5 million	0	$0
Other Pooled Investment Vehicles	12	$825.3 million	0	$0
Other Accounts	47	$3.4 billion	0	$0
Grant Taber
Registered Investment Companies	1	$490.5 million	0	0
Other Pooled Investment Vehicles	9	$764.4 million	0	0
Other Accounts	49	$3.4 billion	0	0
Prashant Inamdar
Registered Investment Companies	1	$490.5 million	0	0
Other Pooled Investment Vehicles	6	$609.9 million	0	0
Other Accounts	42	$3.0 billion	0	0
Susan Schmidt
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

1Data as of March 31, 2015 for Tom Lieu, Grant Taber and Prashant Inamdar and as of August 10, 2015 for Susan Schmidt.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated August 20, 2015.